Investment Thesis FINANCIAL DATA AS OF September 30, 2022 DATED: November 2022 Exhibit 99.1

2 Executive Summary Slides 5 — 14

3 Forward-Looking Statements These materials contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, assets, credit quality and cost save trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "should," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: the continued impact of the COVID-19 pandemic on our business and team members as well as the business of our customers; competition; government legislation, regulations and policies; ability of Old National to execute its business plan, including the completion of the integration related to the merger between Old National and First Midwest and the achievement of the synergies and other benefits from the merger; changes in economic conditions which could materially impact credit quality and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; unanticipated changes in our liquidity position; sufficiency of our allowance for credit losses; operational or risk management failure by critical vendors or third parties; business interruptions or fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; other matters discussed in these materials; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2021 and other filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of these materials and are not guarantees of future results or performance, and Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of these materials.

4 Non-GAAP Financial Measures The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release. The Company presents EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity, all adjusted for certain notable items. These items include the CECL Day 1 non-PCD provision expense, merger related charges associated with completed acquisitions, ONB Way charges, and net securities gains. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger related charges and the CECL Day 1 non-PCD provision expense from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes. The Company presents loans excluding PPP loans, as well as deposits, both on a historical combined basis. Management believes that comparisons of balance sheet balances to legacy periods are not meaningful due to the merger with First Midwest. The Company presents loans excluding PPP loans as management believes that excluding PPP loans is useful to facilitate better comparability between periods. PPP loans are fully guaranteed by the Small Business Administration and are expected to be forgiven if the applicable criteria are met. Additionally, management believes excluding PPP loans from this item may enhance comparability for peer comparison. Income tax expense, provision for credit losses, and the certain notable items listed above are excluded from the calculation of pre-provision net revenues, adjusted due to the fluctuation in income before income tax and the level of provision for credit losses required. Management believes pre-provision net revenues, adjusted may be useful in assessing the Company's underlying operating performance and their exclusion may facilitate better comparability between periods and for peer comparison purposes. The Company presents adjusted noninterest expense, which excludes merger related charges, ONB Way charges and amortization of tax credit investments. Management believes that excluding these items from noninterest expense may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes. The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from shareholders' equity and retain the effect of accumulated other comprehensive loss in shareholders' equity. Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the previously provided tables and the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.

5 Commitment to Excellence

6 Commitment to Corporate Social Responsibility Old National’s 2021 Environmental, Social and Governance (“ESG”) Report showcases our commitment to: • Strong corporate governance • Putting our clients at the center of all we do • Investing in our team members • Diversity, equity and inclusion • Strengthening our communities • Sustainability To view ONB’s ESG Report and Sustainability Accounting Standards Board (“SASB”) Index, go to oldnational.com/esg Old National has been recognized for 11 consecutive years by Ethisphere Institute as one of the World’s Most Ethical Companies.

7 ESG At A Glance - 2021

8 HELOC 3% CRE Non- Owner Occupied 29% CRE Owner Occupied 12% C&I 30% Residential Real Estate 21% Other Consumer 5% Snapshot of Old National $ in millions, except as noted 1 Market data as of 10/28/2022 2 Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 3 As of 09/30/2022 4 Includes loans held for sale and excludes PPP loans Summary1 Headquarters Evansville, IN Market Cap $5,676 P/ TBV 221 % Dividend Yield 2.9 % LTM Average Daily Volume (Actual) 2,355,260 Total Assets $46,216 Wealth Assets Under Management $26,768 3Q22 ROATCE As Reported/ Adjusted2 20.5% / 22.6% Key Financial Metrics3 Loans to Total Deposits 84.7% Cost of Total Deposits 12 bps Tangible Book Value $8.75 Noninterest Income/ Total Revenue (FTE) 17.4% Efficiency Ratio As Reported/ Adjusted2 56.2% / 50.7% Net Charge Offs (Recoveries)/ Average Loans 0.10% Net Charge Offs (Recoveries)/ Average Loans, Excluding PCD Loans 0.02% 90+ Day Delinquent Loans 0.00% Non-Performing Loans/ Total Loans 0.81% Tangible Common Equity to Tangible Assets 5.8% • 6th largest commercial bank headquartered in Midwest - top 35 banking company based in the U.S. by assets • 263 branches and 355 ATMs Company Description Time Deposits 7% Demand Deposits 34% NOW 25% Savings 18% Money Market 16% Loan Mix3,4 Deposit Mix3

9 Accomplished an Exceptional Transformation $9 $12 $33 2016 2019 2023E $11 $15 $36 2016 2019 2023E $202 $326 $953 2016 2019 2023E $0.95 $1.45 $2.28 2016 2019 2023E 1.71% 1.88% 2.33% 2016 2019 2023E 12% 16% 22% 2016 2019 2023E Loans ($ in billions) Deposits ($ in billions) Adj. PPNR2 ($ in millions) Adj. EPS2 Adj. PPNR / Avg. Earning Assets2 Adj. ROATCE2 111 111 2016-2023E CAGR 23% 2016-2023E CAGR 12% 1 Source: FactSet 2 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation

10 7th Largest wealth management platform among banks <$100 billion in assets2 6th Largest commercial bank headquartered in the Midwest by assets1 Top 35 Largest commercial bank in the country by assets3 7th Largest wealth management platform among banks <$100 billion in assets2 6th Largest commercial bank headquartered in the Midwest by assets1 ONB - A Premier Midwest Banking Franchise Top 35 Largest commercial bank in the country by assets3 12% of total franchise 0.3% of total franchise 8% of total franchise 42% of total franchise 3% of total franchise 30% of total franchise 5% of total franchise 1 Includes depositories headquartered in the Midwest; excludes merger targets, mutuals and trust banks 2 Ranked by gross revenue from fiduciary activities for the year ended 12/31/21; includes U.S.-headquartered depositories with MRQ assets less than $100 billion; excludes merger targets, MOE participants, trust companies and subsidiaries of foreign organizations 3 Includes major exchange- traded banks headquartered nationwide; excludes mergers, mutuals and trust banks Completed Merger February 15, 2022 (ONB + FMBI) Growth and return profiles positioned for above-peer performance Positioned to be the Midwest’s leading financial services provider Continue to expand our footprint and invest in revenue-generating talent

11 Meaningful Upside Key Performance Catalysts1 • Strong commercial pipeline of $5.4 billion • Asset sensitivity better than peers • Deposit betas better than peers (22% last cycle); cycle to date deposit beta of 5% • ~$109 million of merger cost saves • Timely branding and systems conversion • Consistent track record of delivering on M&A synergies • Strong credit metrics and well reserved • Continue to hire top revenue-generating talent Price / TBV 1.5x 1.7x ONB ^KRX Price / 2023 Earnings 7.4x 9.9x ONB ^KRX As of 6/30/2022 As of 06/30/2022 ^KRX represents the Keefe, Bruyette & Woods (KBW) Regional Banking Index 1 As of 09/30/2022

12 0.19% 0.32% 0.48% 0.18% 0.06% 0.06% 0.12% 0.30% 0.54% 0.80% 0.29% 0.10% 0.08% 0.13% ONB Peer Median 2017Y 2018Y 2019Y 2020Y 2021Y 1Q22 2Q22 3Q22 Quality Low-Cost Deposit Franchise Cost of Deposits $12.4 $14.2 $14.5 $16.9 $18.6 $35.6 $35.6 $36.1 $3.7 $4.0 $4.1 $5.6 $6.3 $12.5 $12.4 $12.4$8.7 $10.2 $10.4 $11.3 $12.3 $23.1 $23.2 $23.7 Noninterest-bearing Interest-bearing 2017Y 2018Y 2019Y 2020Y 2021Y 1Q22 2Q22 3Q22 Deposit Growth 2017-3Q22 CAGR: 24% Time Deposits 7% Demand Deposits 34% NOW 25% Savings 18% Money Market 16% Deposit Mix $ in billions Peer Group data per S&P Global Market Intelligence as of 06/30/2022 - See Appendix for definition of Peer Group 0.05%

13 Granular & Diversified Loan Portfolio1,2 $ in billions As of 09/30/2022 1 Includes loans held for sale 2 Excludes PPP loans $11.1 $12.3 $12.2 $12.9 $13.5 $28.2 $29.6 $30.5 $2.7 $3.2 $2.9 $3.0 $3.2 $8.4 $9.0 $9.3$4.4 $5.0 $5.2 $5.9 $6.4 $11.3 $11.8 $12.2 $4.0 $4.1 $4.1 $4.0 $3.9 $8.5 $8.8 $9.0 C&I CRE Consumer 2017Y 2018Y 2019Y 2020Y 2021Y 1Q22 2Q22 3Q22 2017-3Q22 CAGR: 22% CRE Non- Owner Occupied 29% CRE Owner Occupied 12% C&I 30% Residential Real Estate 21% Retail 11% Warehouse/ Industrial 12% Single Family Use 4% Mixed Use 4% Senior Housing 2% Self Storage 1% Other 11% Multifamily 40% Office 15% HELOC 4% Other Consumer 6%

14 Outlook Category Outlook Loans / Deposits • Commercial pipeline heading into 4Q bodes well for future growth, albeit at a potentially slower pace than 3Q • ~$400 million of deposits expected to exit mid-November with sale of health savings account (“HSA”) business Net Interest Income / Net Interest Margin • Net interest income and NIM, excluding PPP and accretion, should expand consistent with projection on slide 11 • Contractual accretion of ~$10 million for 4Q22 Noninterest Income • Wealth management expected to decline in-line with market volatility • Mortgage revenue will be subject to industry trends • Strong commercial activity should support capital markets revenue • Implementing service charge changes in December 2022 Noninterest Expense • Noninterest expenses, excluding merger-related charges, tax credit amortization, and provision for unfunded commitments anticipated to decline to $225 million by 4Q as merger synergies are substantially realized late in 2022 Credit • Conservative approach to reserves given economic uncertainty; net charge-offs excluding PCD loans expected to be stable Capital • Strong capital position validated by internal stress testing • Capital to benefit from net HSA gain • No further capital actions anticipated Income Taxes • 4Q22 expected tax credit amortization of ~$4 million; FY2022 effective tax rates expected to be ~20% GAAP and ~24% Core FTE Other Items • Sale of HSA business expected mid-November • Anticipate real estate repositioning as well as other strategic investments; likely to partially offset the HSA gain

Financial Details FINANCIAL DATA AS OF September 30, 2022

Third-Quarter 2022 Highlights

EPS / Net Income	Adj. EPS[1]/Net Income[1]	Adj. ROA[1]
$0.47 / $136 million *24% Increase QoQ*	$0.51 / $150 million *11% Increase QoQ*	1.35%
Adj. ROATCE[1]	**Total Loan Growth[1,2]**	**Adj. Eff. Ratio[1]**
22.6%	14%	50.7%

- **Significant net interest margin (FTE)[1] expansion** of 38 bps, reflective of strong loan growth and higher rate environment
- **Robust broad-based total loan growth[1,2]** of 14% annualized, commercial up 17%
- **Higher deposits** up 1.5% with higher municipals and commercial and retail stable; low beta of 5%
- **Credit** remains **stable** with net charge-offs of 10 bps, 2 bps excluding PCD loans
- **Disciplined expense** management with merger benefits **ahead of plan;** results include provision for unfunded commitments, incentive accrual true-up and lower deferred loan origination costs
- **Expansion of wealth group** into Nashville, TN operating under the **1834 brand**

[1] Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [2] Annualized growth from prior quarter; excludes Paycheck Protection Program ("PPP") loans

OLD NATIONAL BANCORP 16

Third-Quarter 2022 Results

	3Q22	2Q22	3Q21	Performance Drivers - Impacted by Merger Completed Mid 1Q22
End of period total loans[1]	$30,485	$29,472	$13,230	• Strong total loan growth[1] of 14%, annualized; commercial up 17% and consumer up 7%
End of period deposits	36,054	35,539	18,196	• Higher balance in municipals; commercial and retail deposits stable
Net Interest Income (FTE)[2]	$382	$342	$155	• Reflects higher rate environment, robust loan growth, an additional day in the quarter, partly offset by lower accretion
Provision for credit losses	11	9	(5)	• Reflects loan growth, economic factors and portfolio mix changes
Noninterest income	80	89	54	• Lower wealth management, mortgage banking revenues • Other income for 2Q22 elevated by ~$4 million
Noninterest expense ex. tax credit amort., merger-related charges, and ONB Way[2]	241	239	118	• Salaries impacted by ~$4 million of lower deferred loan origination costs and ~$3 million of year-to-date incentive accrual true-up that are not expected to recur • Includes $4 million of provision for unfunded commitments due to loan growth, higher marketing expense
Amortization of tax credit investments	3	2	2	
Merger-related charges and ONB Way	23	37	1	
Income taxes (FTE)[2]	44	29	21	• Current FTE tax rate of 23.8%
Net income	**$140**	**$115**	**$72**	
Preferred Dividends	4	4	—	
Net income applicable to common shares	**$136**	**$111**	**$72**	
Net income applicable to common shares, adjusted[2]	**$150**	**$135**	**$73**	
Earnings per diluted share	**$0.47**	**$0.38**	**$0.43**	
Adjusted earnings per diluted share[2]	**$0.51**	**$0.46**	**$0.43**	• Up 11% QoQ and 19% YoY
Net charge-offs (recoveries)/avg loans	10 bps	2 bps	-9 bps	• Impacted by 8 bps of PCD NCOs that had an allowance established through acquisition accounting

$ in millions, except per-share data [1] Excludes PPP loans [2] Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation

OLD NATIONAL BANCORP 17

18 Total Loans and Earning Assets Earning Asset Mix Consumer 7% Residential 15% Commercial 51% Cash / Securities 27% $27,634 $27,792 $28,131 $29,472 $30,485 3.72% 3.56% 3.64% 4.01% 4.54% ONB FMBI FMBI Transactional Loans Loan Yield 3Q21 4Q21 1Q22 2Q22 3Q22 Total loans1 • Growth of $1.0 billion, +14% annualized • Commercial growth of $856 million, +17% annualized • Total consumer3 growth of $157 million, +7% annualized; driven by strong residential real estate production Securities • Duration4 of 4.6 vs. 4.4 in 2Q22 • 3Q22 yield was 2.63% • 3Q22 new money yield was 5.17% • Estimated NTM cash flows of $848 million Total Loans1 Up 10% YoY Historical Combined 2 $ in millions 1 Excludes PPP loans for legacy First Midwest and combined Old National. This is a non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company 2 For illustration only; represents historical combined balances as reported by Old National Bancorp and First Midwest Bancorp, Inc.; certain reclassifications were made 3 Includes consumer and residential real estate loans 4 Available for sale effective duration including securities hedges NTM - Next 12 months

19 Commercial Loans $19,757 $20,639 $21,495 $19,348 $19,422 ONB FMBI 3Q21 4Q21 1Q22 2Q22 3Q22 Commercial Production & Pipeline $2,682 $2,474 $5,394 $5,927 $5,419 $975 $1,096 $1,547 $2,207 $2,409 ONB Pipeline Production 3Q21 4Q21 1Q22 2Q22 3Q22 Total commercial loans1 • Growth of $856 million, +17% annualized • Well distributed across markets and products • +17% commercial and industrial • +15% commercial real estate 3Q22 new production avg yields1 • Commercial and industrial: 5.29%; up 109 bps from 2Q22 • Commercial real estate: 4.55% (84% floating); up 88 bps from 2Q22 • 75% of commercial production is floating rate Total Commercial Loans1 $ in millions 1 Excludes PPP loans for legacy First Midwest and combined Old National 2 For illustration only; represents historical combined balances as reported by Old National Bancorp and First Midwest Bancorp, Inc.; certain reclassifications were made Historical Combined 2 Up 11% YoY

20 Commercial Loan Production $ in millions Production by Product Line $1,159 $261 $462 $501 $25 CRE - Non-OO CRE - OO Business Banking Corporate Small Business Production by RM Location $954 $303$251 $223 $161 $25 $254 $238 Illinois Indiana Minnesota Wisconsin Michigan Kentucky New LPO Markets Healthcare Vertical Strong $2.4 billion of production throughout the entire commercial loan portfolio and across the combined expanded market footprint

Deposits / Funding

Total Deposits



Historical Combined [1]
$35,142
$35,551
$26,905
$35,813
$35,843
$35,538
$2,479
$12,388
$20,671
$36,054
$2,393
$12,400
$21,261
3Q21
4Q21
1Q22
2Q22
3Q22
Average Balances
2Q22
3Q22
Period-End Balances
Transaction
Noninterest-Bearing
Time

Deposit balances stable compared to 2Q22

- Increase in municipal deposits; commercial and retail deposits stable

Deposit costs continue to be low

- 3Q22 total deposit costs of 12 bps, up 6 bps from 2Q22
- Total interest-bearing deposit costs were 18 bps, up 9 bps from 2Q22
- September 30 interest-bearing deposit costs were 33 bps

Low loan to deposit ratio of 85%

$ in millions [1] For illustration only; represents historical combined balances as reported by Old National Bancorp and First Midwest Bancorp, Inc.; certain reclassifications were made. This is a non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [2] Impacted by merger with First Midwest Bancorp, Inc. on February 15, 2022.

OLD NATIONAL BANCORP 21

22 Net Interest Income & Net Interest Margin1 Net Interest Income Accretion Income PPP Interest / Fees 3Q21 4Q21 1Q22 2Q22 3Q22 Key Performance Drivers • Net interest income increased $40 million • NIM increased 38 bps vs. 2Q22 • Robust loan growth2 of +14% annualized • Commercial of +17% annualized • Total consumer3 of +7% annualized • Strong low-cost deposit franchise; total deposit costs of 12 bps • Low deposit beta cycle to date of 5% • Low loan to deposit ratio of 85% Net Interest Margin 3.08% 3.48% 3.99% 2.92% 3.33% 3.71% 0.29% 0.24% 0.43% 3Q21 4Q21 1Q22 2Q22 3Q22 $ in millions 1 Fully Taxable Equivalent Basis; Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Excludes PPP loans 3 Includes consumer and residential real estate loans 1 $3 $4 $16 $35 $25 $2 $2 $4 $8$12 $155 $150 $227 $342 $382 Impacts on Net Interest Margin 3.33% 0.60% (0.09)% (0.02)% 0.02% (0.10)% (0.03)% 3.71% 2Q22 Rate / volume mix Accretion Interest Collected Nonaccrual # Days Funding PPP 3Q22 1 1 Net Interest Margin IE Assets Yield IB Liabilities Cost

23 Asset Liability Management 3.15%-3.20% 3.18%-3.27% Net Interest Margin Sensitivity 2.88% 3.33% 3.71% 2.64% 2.98% 3.46%0.20% 0.34% 0.25% 0.13% Total Excluding Accretion and PPP PPP Accretion 1Q22 2Q22 3Q22 4Q22 Well-positioned for Rising Rates • 57% of loans are variable/floating-rate • 89% reprice in 3 months or less • Peer leading deposit franchise • Noninterest bearing deposits stable QoQ and represent 34% of core deposits • Deposit beta cycle to date (1Q22-3Q22) of 5% • Deposit beta was 22% compared to peers of 44% during the last rate hike cycle (4Q16-4Q18) Assumptions • Based on the 9/30/22 forward curve • Expecting Fed funds to reach 4.50% by year end ▪ Nov +75 bps / Dec +50 bps • Expecting 10-year Treasury of 4.00% by year end • Static balance sheet, except $400 million reduction in HSA deposits • Cumulative expected beta of ~15% by year end (4Q22 marginal beta of 30%) • Accretion includes contractual + 30% for prepayments Disciplined Hedging Strategy • Proactively managing balance sheet for potential downshift in interest rates • $1.8 billion of balance sheet hedges providing down-rate protection Actual Projection Range 5 68 3.71%-3.81% 1 Fully Taxable Equivalent Basis; Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 1

24 Noninterest Income $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Residential mortgage production includes quick home refinance product Adjusted Noninterest Income $54 $51 $65 $89 $81 $14 $14 $22 $32 $31 $17 $16 $22 $28 $25 $12 $7 $7 $6 $5 $6 $6 $4 $7 $9 $5 $8 $10 $16 $11 Bank Fees Investment/Wealth Fees Mortgage Fees Capital Markets Other 3Q21 4Q21 1Q22 2Q22 3Q22 Key Performance Drivers • Lower wealth management fees resulting from current market conditions • Mortgage banking continues to be impacted by higher rate environment; lower production and gain on sale margins • 2Q22 other income elevated by ~$4 million due to equity investment returns and recoveries on acquired loans in addition to higher Company-owned life insurance • 3Q22 Mortgage Activity • Production was $541 million2 ▪ 93% purchase / 7% refi ▪ 17% sold in secondary market • Quarter-end pipeline at $331 million 1

25 Noninterest Expense Adjusted Noninterest Expense $123 $173 $239 $241 $225 $72 $101 $140 $139 $18 $26 $33 $33 $14 $22 $28 $24 $19 $24 $38 $45 $210 $15 Salary & Employee Benefits Occupancy & Equipment Data Processing/Communication Other Combined Expense Other Incremental Expense 4Q21 1Q22 2Q22 3Q22 4Q22 Expected Key Performance Drivers • 3Q22 adjusted noninterest expense well controlled • Salaries impacted by ~$4 million of lower deferred loan origination costs and ~$3 million of year-to-date incentive accrual true-up • Includes $4 million of provision for unfunded commitments due to loan growth and higher marketing costs • 3Q22 adjusted efficiency ratio1 of 50.7% Path to Cost Saves • Completed branding and all systems conversion in 3Q22 • ~90% of cost saves target (~$109 million annualized) realized by 4Q22 • Full run rate expected by early 2023 $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Excludes tax credit amortization as well as merger related charges 3 Includes incremental intangibles costs, merit and strategic investments, and performance-driven incentives. 1 2 3

Credit

30+ Day Delinquency



0.46%
0.22%
0.17%
2017Y 2018Y 2019Y 2020Y 2021Y 1Q22 2Q22 3Q22
ONB
Peer Average

Net Charge-offs



0.08%
0.10%
0.02%
0.00%
0.02%
2017Y 2018Y 2019Y 2020Y 2021Y 1Q22 2Q22 3Q22
ONB
ONB, excluding PCD
Peer Average



0.78%
0.81%
0.47%
2017Y 2018Y 2019Y 2020Y 2021Y 1Q22 2Q22 3Q22
ONB
Peer Average

Key Performance Drivers

- Stable net charge-offs at 2 bps excluding 8 bps impact of PCD loans; continues to trend better than peers
- Certain credit metrics will continue to be impacted as PCD loans that have an allowance established at acquisition progress toward resolution

Peer Group data per S&P Global Market Intelligence as of 06/30/2022 - See Appendix for definition of Peer Group

OLD NATIONAL BANCORP 26

27 Allowance for Credit Losses $ in millions 1 Excludes loans held for sale 1 Allowance to Total Loans $86 $108 $107 $281 $288 $302 0.79% 0.79% 0.79% 0.99% 0.97% 0.99% ACL Allowance to Total Loans 1/1/2020 3Q21 4Q21 1Q22 2Q22 3Q22 Key Model Inputs • Economic assumptions (upper bound) • GDP (-6.0%) • Unemployment (7.2%) • BBB Spread / 10Y Treasury (2.9x) • Commercial Asset Quality Ratings • Consumer Credit Bureau Score • Loan To Value • Portfolio segment • Seasoning First Midwest Merger Impact • $61 million of allowance on PCD loans remaining on $1.2 billion of loans • $96 million of Day 1 allowance established through provision for credit losses on non- PCD loans of $13 billion in 1Q22 • $87 million of discount remaining on acquired loans Allowance for Credit Losses $288 $3 $2 $9 $302 Allowance 6/30/22 Portfolio Mix Changes Economic Forecast & Other Loan Growth Allowance 9/30/2022 1

28 Capital 3Q21 4Q21 1Q22 2Q22 3Q221 Capital Ratios: CET1 capital to RWA 12.08% 12.04% 10.04% 9.90% 9.88 % Tier 1 capital to RWA 12.08% 12.04% 10.79% 10.63% 10.58 % Total capital to RWA 12.84% 12.77% 12.19% 12.03% 11.84 % TCE to tangible assets 8.55% 8.30% 6.51% 6.20% 5.82 % Key Performance Drivers • 3Q22 ratios stable as robust loan growth and merger related charges substantially offset strong retained earnings • Total capital impacted by the phase-out of ~$30 million of Tier 2 subordinated debt • Decrease in TCE to tangible assets driven by the higher rate environment's impact on unrealized losses within the investment portfolio (~160 bps impact at 3Q22) • Strong capital position validated by internal stress testing 1 3Q22 figures are preliminary CET1 - common equity Tier 1 RWA - risk-weighted assets TCE - tangible common equity

Appendix

30 Contractual Accretion $10 $24 $19 4Q 2022 2023 2024 Remaining Loan Discount $102 $85 $72 12/31/22 12/31/23 12/31/24 Accretion on acquired loans and borrowings • $25 million recognized in 3Q22 • $10 million contractual for 4Q22 Discount on acquired loan portfolio • $112 million remaining as of 9/30/2022 • $87 million related to First Midwest Projected Acquisition Accounting Impact $ in millions 1 Projections are updated quarterly, assume no prepayments, and are subject to change 2 Accretion on acquired loans and borrowings 1,2 1

31 Commitment to Strong Corporate Governance Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares • Stock ownership guidelines have been established for executive officers as follows: • As indicated in Old National’s Proxy Statement filed April 8, 2022, each named executive officer has met their stock ownership requirement

32 2021 Executive Compensation Short Term Incentive Plan Performance Measure Weight Corporate EPS 60% ROATCE 20% Efficiency Ratio 20% Long Term Incentive Plan Performance Measure Weight Performance-based (50% TSR & 50% ROATCE) 75% Service-based 25% • Tied to long term shareholder value

Board of Directors

Director	Market	Background
Barbara A. Boigegrain	Chicago, IL	Former CEO and General Secretary of Wespath Benefits and Investments
Thomas L. Brown	Chicago, IL	Former Senior Vice President and CFO of RLI Corp. (NYSE), a specialty insurer serving diverse niche property, casualty and surety markets; former partner, PricewaterhouseCoopers LLP
Kathryn J. Hayley	Chicago, IL	CEO of Rosewood Advisory Services, LLC, a business advisory services firm; former Executive Vice President, United Healthcare (NYSE)
Peter J. Henseler	Chicago, IL	Chairman of TOMY International, a wholly owned subsidiary of TOMY Company, Ltd., a global designer and marketer of toys and infant products
Daniel S. Hermann	Evansville, IN	Founder of AmeriQual Group, LLC, where he served as CEO; Founding partner of Lechwe Holdings LLC; over 20 years of management experience with Black Beauty Coal Company
Ryan C. Kitchell	Indianapolis, IN	Former Executive Vice President and Chief Administrative Officer at Indiana University Health; former IU Health's Chief Financial Officer; previously worked for Indiana Governor Mitch Daniels
Austin M. Ramirez	Milwaukee, WI	President and CEO of Husco International, a global engineering and manufacturing company
Ellen A. Rudnick	Chicago, IL	Senior Advisor and Adjunct Professor of Entrepreneurship and former Executive Director of the Polsky Center for Entrepreneurship and Innovation at the University of Chicago Booth School of Business
James C. Ryan, III	Evansville, IN	CEO of Old National Bancorp; previously CFO of Old National Bancorp
Thomas E. Salmon	Evansville, IN	Chairman and CEO of Berry Global, a Fortune 500 and NYSE company; former Berry Global's President and Chief Operating Officer
Michael L. Scudder, Executive Chairman	Chicago, IL	Executive Chairman of the Board of Directors of the Company; former CEO of First Midwest
Rebecca S. Skillman, Lead Independent Director	Bloomington, IN	Chairperson of Radius Indiana, an economic development regional partnership; former Lieutenant Governor of the State of Indiana as well as Indiana Senator
Michael J. Small	Chicago, IL	Chairman and Co-Founder of K4 Mobility LLC, a technology developer and provider of satellite communications services; former CEO, Gogo, Inc. (NASDAQ)
Derrick J. Stewart	Evansville, IN	Senior Vice President, Education and Communication of the YMCA Retirement Fund; former President & CEO of the YMCA of Greater Indianapolis; former CEO of the YMCA of Southwestern Indiana
Stephen C. Van Arsdell	Chicago, IL	Former senior partner of Deloitte & Touche LLP, where he served as Chairman and CEO
Katherine E. White	Ann Arbor, MI	Brigadier General in the U.S. Army; currently serving in the Michigan Army National Guard as the Deputy Commanding General of the 46th Military Police Command; Professor of Law at Wayne State University Law School; Regent with the University of Michigan Board of Regents

OLD NATIONAL BANCORP 33

34 Non-GAAP Reconciliation $ in millions, except per share data 1 Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state) 3Q21 2Q22 3Q22 Net interest income (FTE) $155.1 $341.8 $381.5 Add: Fee income 54.5 89.1 80.4 Total revenue (FTE) $209.6 $430.9 $461.9 Less: Provision for credit losses 4.6 (9.2) (11.3) Less: Noninterest expense (121.3) (277.4) (266.7) Income before income taxes $92.9 $144.3 $183.9 Less: Income taxes (FTE) 21.2 29.3 43.8 Net income $71.7 $115.0 $140.1 Less: Preferred dividends 0.0 (2.0) (4.0) Net income applicable to common shares $71.7 $113.0 $136.1 Earnings Per Share $0.43 $0.38 $0.47 Adjustments: Debt securities (gains) losses $(1.2) $0.1 $0.2 Merger related charges 1.4 36.6 22.7 Total adjustments $0.2 $36.7 $22.9 Less: Tax effect on net total adjustments1 (0.1) (13.1) (8.6) Total adjustments, net of tax $0.1 $23.6 $14.3 Net income applicable to common shares, adjusted $71.8 $136.6 $150.4 Adjusted Earnings Per Diluted Share $0.41 $0.46 $0.51

35 Non-GAAP Reconciliation $ in millions 3Q21 4Q21 1Q22 2Q22 3Q22 Net interest income (FTE) $155.1 $150.2 $226.6 $341.8 $381.5 Add: Fee income 54.5 51.5 65.2 89.1 80.4 Total revenue (FTE) $209.6 $201.7 $291.8 $430.9 $461.9 Less: Noninterest expense (121.3) (131.9) (226.7) (277.4) (266.7) Pre-Provision Net Revenue (PPRN) $88.3 $69.8 $65.1 $153.5 $195.2 Adjustments: Debt securities (gains) losses $(1.2) $(0.4) $(0.3) $0.1 $0.2 Adjusted revenue $208.4 $201.3 $291.5 $431.0 $462.1 Adjustments: Merger related charges 1.4 6.7 52.3 36.6 22.7 Amortization of tax credit investments 1.7 2.0 1.5 1.5 2.7 Adjusted total noninterest expense $(118.2) $(123.2) $(172.9) $(239.3) $(241.3) Adjusted PPRN $90.2 $78.1 $118.6 $191.7 $220.8

36 Non-GAAP Reconciliation $ in millions 3Q21 4Q21 1Q22 2Q22 3Q22 Noninterest expense $121.3 $131.9 $226.7 $277.4 $266.7 Less: Intangible amortization (2.8) (2.6) (4.8) (7.2) (7.1) Noninterest expense, excluding intangible amortization 118.5 129.3 221.9 270.2 259.6 Adjustments: Less: Merger related charges (1.4) (6.7) (52.3) (36.6) (22.7) Less: Amoritization of tax credit investments (1.7) (2.0) (1.5) (1.5) (2.7) Adjusted nninterest expense $115.4 $120.6 $168.1 $232.1 $234.2 Net interest income $151.6 $146.8 $222.8 $337.5 $376.5 Add: FTE adjustment 3.5 3.4 3.8 4.3 5.0 Net interest income (FTE) $155.1 $150.2 $226.6 $341.8 $381.5 Noninterest income 54.5 51.5 65.2 89.1 80.4 Total revenue (FTE) $209.6 $201.7 $291.8 $430.9 $461.9 Less: Debt securities (gains) losses (1.2) (0.4) (0.3) 0.1 0.2 Adjusted total revenue $208.4 $201.3 $291.5 $431.0 $462.1 Efficiency Ratio 56.86% 64.27% 76.15% 62.70% 56.17 % Adjusted Efficiency Ratio 55.38% 59.95% 57.67% 53.85% 50.67 % Noninterest income $54.5 $51.5 $65.2 $89.1 $80.4 Less: Debt securities (gains) losses (1.2) (0.4) (0.3) 0.1 0.2 Adjusted noninterest income $53.3 $51.1 $64.9 $89.2 $80.6

Non-GAAP Reconciliation

	3Q21	4Q21	1Q22	2Q22	3Q22
Net interest income	$151.6	$146.8	$222.8	$337.5	$376.5
FTE adjustment	3.5	3.4	3.8	4.3	5.0
Net interest income (FTE)	$155.1	$150.2	$226.6	$341.8	$381.5
Average earnings assets	$21,228.6	$21,670.7	$31,483.6	$41,003.3	$41,180.0
Net interest margin	2.86 %	2.71 %	2.83 %	3.29 %	3.66 %
Net interest margin (FTE)	**2.92 %**	**2.77 %**	**2.88 %**	**3.33 %**	**3.71 %**

	3Q22
Net income applicable to common shares	$136.1
Add: Intangible amortization (net of tax)[1]	5.3
Tangible net income applicable to common shares	$141.4
Total adjustments, net of tax	14.3
Adjusted tangible net income applicable to common shares	$155.7
Average GAAP shareholders' common equity	$4,890.4
Less: Average goodwill and other intangible assets	(2,129.9)
Average tangible shareholders' common equity	$2,760.5
Return on average tangible shareholders' common equity	20.49 %
Adjusted return on average tangible common equity	22.57 %

	Average Balances		End of Period
	3Q21	4Q21	4Q21
Legacy Old National Deposits	$17,976	$18,414	$18,569
Legacy First Midwest Deposits[2]	17,166	17,137	17,191
Historical Combined Deposits	$35,142	$35,551	$35,760

$ in millions [1] *Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state)* [2] *Certain reclassifications were made to conform to the current presentation*

OLD NATIONAL BANCORP 37

38 Non-GAAP Reconciliation $ in millions 1 Certain reclassifications were made to conform to the current presentation 3Q21 4Q21 1Q22 2Q22 4Q22 Old National commercial loans $9,796 $9,772 $19,962 $20,721 $21,539 Less: Old National PPP loans (355) (169) (205) (82) (44) Legacy First Midwest commercial loans1 10,291 10,050 0 0 0 Less: Legacy First Midwest PPP loans (384) (231) 0 0 0 Historical combined commercial loans $19,348 $19,422 $19,757 $20,639 $21,495 Old National consumer and residential real estate loans 3,789 3,829 8,374 8,833 8,990 First Midwest consumer and residential real estate loans1 4,497 4,541 0 0 0 Historical combined total loans $27,634 $27,792 $28,131 $29,472 $30,485 Net income $140.1 Total adjustments, net of tax 14.3 Adjusted net income $154.4 Average assets $45,915.8 Return on average assets 1.22 % Adjusted return on average assets 1.35%

39 Non-GAAP Reconciliation $ in millions, except per share data 1 Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state) 3Q22 GAAP shareholders’ common equity $4,699.7 Less: Goodwill and intangible assets (2,135.8) Tangible shareholder’s common equity $2,563.9 Common shares issued and outstanding 292.9 Tangible common book value $8.75 GAAP shareholders’ common equity $4,699.7 Less: Goodwill and intangible assets (2,135.8) Tangible shareholder’s common equity $2,563.9 Total assets $46,215.5 Less: Goodwill and intangible assets (2,135.8) Tangible assets $44,079.7 Tangible common equity to tangible assets 5.82%

40 Non-GAAP Reconciliation $ in millions, except per share data 2016 2019 Net interest income (FTE) $424.0 $617.2 Add: Fee income 252.8 199.3 Total revenue (FTE) $676.8 $816.5 Less: Noninterest expense 454.1 508.5 PPRN $222.7 $308.0 Adjustments: Debt securities gains $(5.8) $(1.9) Gain on sale of insurance (41.9) 0.0 Gain on repurchased bank properties, other gains (12.0) 0.0 Adjusted revenue $617.1 $814.6 Adjustments: ONB Way charges 0.0 (11.4) Merger related charges (15.9) (6.0) Amortization of tax credit investments 0.0 (2.7) Less: Pension termination charges (9.8) 0.0 Less: Branch consolidations, severance, Foundation funding, and client initiative charges (13.7) $0.0 Adjusted expense $414.7 $488.4 PPRN $202.4 $326.2 Average interest-earning assets $11,841.0 $17,385.2 Adjusted PPRN to average assets 1.71% 1.88%

41 Non-GAAP Reconciliation $ in millions, except per share data 2016 2019 Net interest income (FTE) $424.0 $617.2 Add: Fee income 252.8 199.3 Total revenue (FTE) $676.8 $816.5 Less: Provision for credit losses (0.9) (4.7) Less: Noninterest expense (454.1) (508.5) Income before income taxes $221.8 $303.3 Less: Income taxes (FTE) 87.5 65.1 Net income $134.3 $238.2 Earnings Per Share $1.05 $1.38 Adjustments: Debt securities (gains) losses $(5.8) $(1.9) Gain on sale of Insurance (41.9) 0.0 Gain on repurchased bank properties, other gains (12.0) 0.0 ONB Way charges 0.0 11.4 Merger related charges 15.9 6.0 Less: Pension termination charges 9.8 0.0 Less: Branch consolidations, severance, Foundation funding, and client initiative charges 13.7 0.0 Total adjustments $(20.3) $15.5 Less: Tax effect on net total adjustments1 (7.1) 3.8 After-Tax Net Total Adjustments $(13.2) $11.7 Net income applicable to common shares, adjusted $121.1 $249.9 Adjusted Earnings Per Diluted Share $0.95 $1.45

42 Non-GAAP Reconciliation $ in millions, except per share data 2016 2019 Net income applicable to common shares $134.3 $238.2 Add: Intangible amortization (net of tax)1 8.1 12.8 Tangible net income applicable to common shares $142.4 $251.0 Less: Debt securities gains (net of tax)1 $(3.8) $(1.4) Less: Gain on sale of insurance (net of tax)1 (27.2) 0.0 Less: Gain on repurchased bank properties, other gains (net of tax)1 (7.8) 0.0 Add: Diligence, acquisition and integration charges (net of tax)1 10.3 4.4 Add: Pension termination charges (net of tax)1 6.4 0.0 Add: Branch consolidations, severance, foundation funding, and client initiative charges (net of tax)1 8.9 8.6 Adjusted tangible net income applicable to common shares $129.2 $262.6 Average GAAP shareholders’ common equity $1,712.6 $2,781.1 Less: Average goodwill (635.4) (1,036.5) Less: Average intangibles (40.3) (68.2) Average tangible shareholders’ common equity $1,036.9 $1,676.4 Return on average tangible shareholders’ common equity 13.73% 14.97 % Adjusted return on average tangible common equity 12.46% 15.67%

43 Peer Group Like-size, publicly-traded financial services companies, serving comparable demographics with comparable services as Old National Bancorp Associated Banc-Corp ASB BOK Financial Corporation BOKF Cadence Bank CADE Comerica Incorporated CMA F.N.B. Corporation FNB First Horizon Corporation FHN Hancock Whitney Corporation HWC Synovus Financial Corp. SNV UMB Financial Corporation UMBF Umpqua Holdings Corporation UMPQ Valley National Bancorp VLY Webster Financial Corporation WBS Western Alliance Bancorporation WAL Wintrust Financial Corporation WTFC Zions Bancorporation ZION

44 Old National Investor Relations Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com